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                                                                    EXHIBIT 10.3
                         MORTGAGE AND SECURITY AGREEMENT
                         -------------------------------


         This Mortgage and Security Agreement (this "Mortgage") is made as of the 29th day of May, 1997, by WILLIAM J. CALLAHAN and WILLIAM J. CALLAHAN, JR., TRUSTEES OF ANDOVER PARK REALTY TRUST u/d/t dated June 25, 1986 and recorded in the Essex County (North District) Registry of Deeds, Book 2226, Page 284, (the "Mortgagor") having a mailing address of P.O. Box 269, Bedford, MA 01730 to VICOR CORPORATION, ("the Mortgagee"), a Delaware corporation having a place of business at 23 Frontage Road, Andover, MA 01810.

1. GRANT OF MORTGAGE. For consideration paid, the Mortgagor hereby grants to the Mortgagee with Mortgage Covenants, the land and buildings thereon, if any, located off Federal Street, Andover, Essex County, Massachusetts, shown as Lot 3 on that certain Definitive Subdivision Plan of Land recorded with the Essex County (North District) Registry of Deeds as Plan No. 10726, as more particularly described in Exhibit A attached hereto, together with any and all improvements now or hereafter situated thereon and all rents, issues and profits and other appurtenant rights associated with the ownership of such land (collectively, the "Real Property") to secure:

         (i) the payment of Seven Million Five Hundred Thousand Dollars ($7,500,000) with interest thereon as provided in the promissory note (the "Lot 3 Note") of the Mortgagor of even date payable to the order of the Mortgagee;

         (ii) damages (including consequential damages) which arise as a result of the Mortgagor or any successor entity to the Mortgagor filing a petition for reorganization or liquidation or for protection from creditors under the United States Bankruptcy Code or any similar state law; and

         (iii) the performance of all covenants and agreements contained in (a) this Mortgage, (b) the Lot 3 Note, (c) a certain Letter of Intent dated April 17, 1997 by and between the Mortgagor and the Mortgagee, (d) the Loan Agreement of even dated, (e) Conditional Assignment of Leases and Rents of even date, (f) Collateral Assignment of Contracts, Licenses, Permits, Agreements, Warranties and Approvals, (g) Hazardous Material Indemnity Agreement, and (h) any other instrument now existing or hereafter entered into to provide additional security for the Lot 3 Note, as they may be amended (collectively, the "Loan Documents").

         As further security for the Mortgagor's obligations, the Mortgagor hereby grants to the Mortgagee a security interest in all equipment (as defined in the Uniform Commercial Code), now or hereafter located on or intended to be used in connection with the Real Property (including fixtures); all insurance proceeds including interest payable in connection with any damage or loss to the Mortgaged Property, as hereinafter defined, all eminent domain awards made with respect to the Mortgaged Property, all licenses and permits for the use or occupancy of the Real Property, all trade names associated with the use or occupancy of the Real Property, all books and records relating to the Mortgagor's operation of the Real Property, all contracts, agreements and warranties, including rights to return of deposits, prepaid premiums or other payments, relating to the construction, use or occupancy of the Real Property, and all other personal property of the Mortgagor arising from, or now or hereafter relating to, located at or used in connection with the Real Property, including without limitation, all inventory, equipment, and other goods, documents, instruments, general intangibles, chattel paper, accounts and contract rights (each as defined in the Uniform Commercial Code), and the proceeds therefrom (collectively, the "Personal Property").

         The Real Property and the Personal Property are referred to collectively as the "Mortgaged Property".

2. REPRESENTATIONS. The Mortgagor warrants and represents that (i) this Mortgage has been duly authorized, executed and delivered by and on behalf of the Mortgagor, (ii) the Mortgagor is duly existing and in good standing with all power, authority and legal right to engage in the transaction contemplated by this Mortgage and the Loan Documents, (iii) the execution and delivery of this Mortgage and the Loan Documents and the carrying out of the transaction contemplated thereby will not conflict with or result in a breach of the terms of any agreement or law or


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order of any court or governmental body, (iv) there are no actions, suits or proceedings, pending or to the knowledge of the Mortgagor threatened before any court or other governmental body or agency, which would adversely affect the Mortgaged Property or the Mortgagor or the Mortgagor's ability to perform its obligations under this Mortgage or under the other Loan Documents, (v) the Mortgagor has no knowledge of any claim of violation of any applicable zoning, building, environmental and all other laws, ordinances and regulations relating to the use and occupancy of the Real Property, (vi) all necessary licenses and permits (other than licenses and permits which may be required for tenant improvements and alterations) for the use and occupancy of the Real Property have been issued and are in full force and effect, (vii) the improvements on the Real Property and the tangible Personal Property are in good working order and free from structural defects and (viii) the Mortgagor has no knowledge of any claim challenging the Mortgagor's title to the Mortgaged Property.

3.       HAZARDOUS SUBSTANCES.

         (a) The Mortgagor represents and warrants that except as customarily and lawfully used in connection with the construction and operation of the Mortgaged Property, it has never generated, stored or disposed of any hazardous substances, as defined herein, on the Mortgaged Property; that the Mortgagor is not aware of the generation, storage, disposal or release of such substances on the Mortgaged Property by anyone else; and that the Mortgagor is not aware of the generation, storage, disposal or release of such substances upon or into the real property adjoining or in the vicinity of the Mortgaged Property which through soil or groundwater migration could have come to be located at the Mortgaged Property. For the purposes of this Mortgage and the other Loan Documents, "hazardous substances" shall mean "oil" and "hazardous materials" as defined in M.G.L., Ch. 21E and "hazardous substances" as defined in the Comprehensive Environmental Response Compensation and Liability Act of l980, 42 U.S.C., Section 9601, ET SEQ., as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, 100 Stat. 1613, and as otherwise amended ("CERCLA"), and regulations adopted pursuant to such Acts or in any Hazardous Materials Laws, as hereinafter defined. The Mortgagor agrees not to release or dispose of any hazardous substances at the Mortgaged Property, nor to permit the same, at any time.

         (b) The Mortgagor represents and warrants that to the best of Mortgagor's knowledge the Mortgaged Property currently complies and that the Mortgaged Property and the Mortgagor shall comply with all federal, state and local laws and regulations, including but not limited to M.G.L., Ch. 21E, CERCLA and the Resource Conservation and Recovery Act of 1976, 42 U.S.C., ss.ss.6901-6987, as each may be amended from time to time, and regulations promulgated pursuant to such Acts (such Acts and other similar laws and regulations are collectively referred to as the "Hazardous Materials Laws") relating to the storage, use, disposal, generation, transportation, or treatment of hazardous, toxic or radioactive matter, including but not limited to hazardous substances. The Mortgagor covenants to strictly comply with the requirements of all Hazardous Materials Laws and to immediately notify the Mortgagee of the presence, "release" or "threat of release" (as those terms are defined in M.G.L., Ch. 21E) of any hazardous substances at or from the Mortgaged Property or of any notice or claim received by it of any violation of any Hazardous Materials Laws.

         (c) To the fullest extent permissible according to law, and without limiting any other rights or remedies of the Mortgagee, the Mortgagor unconditionally, absolutely and irrevocably agrees to defend, hold harmless and indemnify the Mortgagee and its officers, employees, agents and contractors against all damages (including consequential damages), claims, costs, losses, liabilities and expenses, including attorneys' fees and expenses, suffered or incurred by the Mortgagee due to the existence at any time of any hazardous substances at the Mortgaged Property or at any other property owned, occupied or operated by the Mortgagor or by any other person for whose conduct the Mortgagor is responsible, other than such claims, costs, liabilities and expenses arising out of the intentional acts or negligence of the Mortgagee, its agents, employees and independent contractors, including without limitation, any such claims, costs, losses, liabilities and expenses arising from the violation of any Hazardous Materials Laws or the imposition by any local, state or federal government or governmental agency, department or authority, of a lien, attachment or other encumbrance on any part of the Mortgaged Property or any other property then owned by the Mortgagor. The foregoing indemnification shall survive the satisfaction of the Mortgagor's obligations under the Loan Documents and the release, foreclosure or assignment of this Mortgage. In addition, the Mortgagee may (but shall not be obligated to), from time to time at the Mortgagee's expense, conduct such investigations as the Mortgagee deems reasonable to determine whether hazardous substances exist on any


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part of the Mortgaged Property and to determine the source, quantity and type of such hazardous substances, if any, and the Mortgagor shall cooperate with the Mortgagee in conducting such investigations. Such investigations may include without limitation a detailed visual inspection of the Mortgaged Property, including all storage areas, storage tanks, drains and dry wells, as well as the taking of soil samples, surface water samples, and ground water samples and such other investigations or analyses as are necessary or appropriate in the Mortgagee's sole discretion for a complete assessment of the compliance of the Mortgaged Property and the use and operation thereof with all of the Mortgaged Property and the use and operation thereof with all Hazardous Materials Laws.
The Mortgagee and its officers, employees, agents and contractors shall have and are hereby granted the right to enter upon the Mortgaged Property for the foregoing purposes.

         (d) If the presence or release of hazardous substances at or from the Mortgaged Property has resulted in contamination or determination of any portion of the Mortgaged Property or any other affected property resulting in a level of contamination greater than the levels permitted or established by any governmental agency having jurisdiction, then the Mortgagor shall promptly take any and all action necessary to clean up such contamination to the extent required by any governmental authority having jurisdiction or as a condition to the issuance or continuing effectiveness of any governmental approval or any insurance policy that relates to the Mortgaged Property or the use thereof. The Mortgagor shall further be solely responsible for, and shall defend, indemnify and hold the Mortgagee and its officers, employees, agents and contractors harmless from and against all damages (including consequential damages), claims, costs, losses, liabilities and expenses, including attorneys' fees and expenses, of whatever nature, on account of, arising out of or in connection with any removal, cleanup and restoration work required to return the Mortgaged Property and any other affected property of whatever nature to their conditions existing prior to the presence or release of the hazardous substances; provided, however, that the foregoing indemnity shall not apply if the presence or release of hazardous substances is caused by the Mortgagee, its agents, employees and independent contractors.

         (e) Without limiting the generality of the foregoing, the Mortgagor, and the Mortgaged Property and all alterations thereof, shall comply with all local, state and federal laws and regulations now or hereafter in effect and applicable relating to the presence, abatement, removal, disposal, transportation or treatment of materials containing asbestos. To the fullest extent permissible according to law, and without limiting any other rights or remedies of the Mortgagee, the Mortgagor unconditionally, absolutely and irrevocably agrees to defend, hold harmless and indemnify the Mortgagee and each of its officers, employees, agents and contractors against all damages (including consequential damages), claims, costs, losses, liabilities and expenses, including attorneys' fees and expenses, suffered or incurred by the Mortgagee on account of the existence at the Mortgaged Property of any materials containing asbestos at any time, including without limitation, any such claims, costs, losses, liabilities and expenses arising from the violation of any laws relating thereto. The foregoing indemnification shall survive satisfaction of the Mortgagor's obligations under the Loan Documents and the release, foreclosure or assignment of this Mortgage. In addition, the Mortgagee may (but shall not be obligated to), from time to time at the Mortgagor's expense, conduct such investigations as the Mortgagee deems reasonable to determine whether asbestos or materials containing asbestos are being released in to the environment at the Mortgaged Property, and the Mortgagor shall cooperate with the Mortgagee in conducting such investigations. The Mortgagee and its officers, employees, agents and contractors shall have and are hereby granted the right to enter upon the Mortgaged Property for the foregoing purposes.

4. TAXES AND ASSESSMENTS. The Mortgagor shall pay or cause to be paid, not later than the last day upon which payment may be made without penalty or interest, all taxes, charges for water, sewer and other municipal services and assessments and any other charges or assessments that might become a lien prior to the lien of this Mortgage, whether or not assessed against the Mortgagor or the Mortgagee, and whether or not assessed pursuant to authority adopted before or after the date of this Mortgage if applicable or related in any way to the Mortgaged Property, any interest in the Mortgaged Property of the Mortgagor or the Mortgagee or the debt, obligations or performance secured hereby, or the disbursement or application of the proceeds therefrom (collectively, the "Impositions"), excluding, however, any income or corporation excise tax of the Mortgagee. If at any time the Mortgagee does not require the escrow of payments for Impositions, the Mortgagor shall furnish to the Mortgagee receipted real estate tax bills for the Mortgaged Property not later than ten (10) days after the date from which any interest or penalty would accrue for nonpayment thereof. The Mortgagor shall also furnish to the Mortgagee

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evidence of payment of all other Impositions within fifteen (15) days after written request therefor by the Mortgagee. If the Mortgagor is not permitted by applicable law to pay any Imposition or the payment of such Imposition would violate any usury law applicable to the transaction contemplated by this Mortgage, at the option of the Mortgagee, the principal sum secured by this Mortgage shall become due and payable upon the date specified by written notice given by the Mortgagee to the Mortgagor, which date shall be at least thirty days after the date of such notice. The Mortgagor shall require all tenants of the Mortgaged Property to pay, when due, all taxes assessed against personal property and trade fixtures of each said tenant.

         If requested by the Mortgagee, after an Event of Default (as herein defined), the Mortgagor shall pay to the Mortgagee monthly, on the first day of each month, a sum reasonably determined by the Mortgagee to be sufficient to provide in the aggregate a fund adequate to pay each Imposition at least thirty
(30) days before it becomes delinquent, and, in addition, shall pay to the Mortgagee on demand any balance necessary to pay in full each Imposition at least thirty (30) days before the date on which it becomes due and payable. Such sums shall not bear interest and may be commingled with the general assets of the Mortgagee. The Mortgagee shall not be required to account for any profits resulting from its use thereof. Such sums may be applied by the Mortgagee to the payment of the Impositions or any other obligation of the Mortgagor hereunder. The Mortgagor shall furnish to the Mortgagee all original bills relating to any Imposition promptly upon issuance.

         The Mortgagor shall have the right, after giving written notice to the Mortgagee and subject to the conditions stated below, to contest by appropriate legal proceedings the amount or validity of any Imposition. In no event shall the Mortgagor be entitled to delay payment of any Imposition if the delay in payment could subject any portion of the Mortgaged Property to possible foreclosure or in any event unless the Mortgagor deposits with Mortgagee a sum of money or such other security as the Mortgagee deems reasonable to cover the amount of such Imposition plus any interest or penalty that may become due as a result of such contest.

5. INSURANCE. The Mortgagor agrees, at the Mortgagor's sole cost and expense, to keep the Mortgaged Property insured at all times throughout the term of this Mortgage with policies of insurance of the types set forth below:

         (a) PROPERTY INSURANCE. Physical hazard insurance on an "all risks" basis, including without limitation the hazards of earthquake and collapse, with a full replacement cost endorsement (including builder's risk during any period or periods of time that construction or remodeling is being performed on the Mortgaged Property), in an amount equal to 100% of the full replacement cost of all improvements (excluding only the reasonable value of footings and foundations) and the Mortgagor's contents therein, determined to the reasonable satisfaction of the Mortgagee, and in any event, in an amount sufficient to prevent the Mortgagor from incurring any co-insurance liability.

         (b) SYSTEM INSURANCE. A policy or policies of insurance against loss or damage arising from incidents relating to the air conditioning and/or heating systems, electrical systems, other pressure vessels, high pressure piping and machinery, if any, installed in the buildings and improvements, for an amount reasonably satisfactory to the Mortgagee.

         (c) BUSINESS INTERRUPTION AND/OR LOSS OF RENTAL VALUE INSURANCE. Business interruption and/or loss of rental insurance for a period of twelve months in such amounts as are reasonably satisfactory to the Mortgagee.

         (d) FLOOD INSURANCE. If the Real Property is located in an area designated by any governmental agency as an area of special flood hazard, such insurance against damage caused by flooding as the Mortgagee shall reasonably request.

         (e) AUTOMOBILE INSURANCE. Policies of comprehensive automobile liability insurance on an occurrence basis arising out of vehicles owned, unowned or hired by Mortgagor for bodily injury and property damage with limits of not less than $1,000,000 in the aggregate, including $1,000,000 of primary coverage.


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         (f) WORKER'S COMPENSATION. Policies of worker's compensation insurance including employer's liability with policy limits of not less than $100,000.

         (g) LIABILITY/UMBRELLA INSURANCE. Policies of comprehensive general liability and umbrella insurance on an occurrence basis against claims for bodily injury and property damage with limits of liability satisfactory to the Mortgagee and in any event not less than $10,000,000 in the aggregate, including $1,000,000 of primary coverage. The Mortgagor and the Mortgagee shall be named insurers under such policies, as their interests may appear.

         (h) ADDITIONAL INSURANCE. Insurance with respect to such other insurable risks relating to the Mortgaged Property or the Mortgagor in such amounts and containing such terms and conditions as the Mortgagee may reasonably require from time to time.

No such insurance shall be blanketed with insurance on other properties without the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld. The Mortgagor shall deposit all insurance policies (or certificates thereof acceptable to the Mortgagee) providing coverage applicable to the Mortgaged Property, whether or not required by this Mortgage, with the Mortgagee forthwith after the binding of such insurance, and shall deliver to the Mortgagee new policies (or certificates thereof acceptable to the Mortgagee) for any insurance about to expire at least thirty (30) days before such expiration. All such insurance policies shall be first payable in case of loss to the Mortgagee by means of a standard non-contributory mortgagee clause, shall be written by such companies, on such terms, in such form and for such periods and amounts as the Mortgagee shall from time to time designate or approve, shall be primary and without right of contribution from other insurance which may be available, shall waive any right of setoff, counterclaim, subrogation, or any deduction in respect of any liability of the Mortgagor and the Mortgagee, shall provide that with respect to the Mortgagee, the insurance shall not be invalidated by any action or inaction by the Mortgagor including without limitation any representations made by the Mortgagor in the procurement of such insurance, and shall provide that they shall not be canceled or amended without at least thirty (30) days' prior written notice to the Mortgagee. The Mortgagor hereby grants the Mortgagee full power and authority as attorney irrevocable of the Mortgagor to cancel or transfer such insurance, to collect and endorse any checks issued in the name of the Mortgagor and to retain any premium and to apply the same to the obligations secured hereby provided, however, that Mortgagee shall provide Mortgagor five (5) days prior written notice before executing any instrument as attorney in fact.

6. MAINTENANCE AND ALTERATIONS. The Mortgagor shall maintain the Mortgaged Property at all times in as good repair and condition as the same now is or may hereafter be put, damage from casualty expressly not excepted. The Mortgagor shall not take any action, or permit any condition or activity, which could diminish the value of the Mortgaged Property or invalidate any insurance required to be provided under this Mortgage. The Mortgagor shall not remove or alter any of the improvements, equipment, appliances, furnishings and fixtures constituting part of the Mortgaged Property without promptly replacing any such item with an item of equivalent utility and value. The Mortgagor shall permit the Mortgagee, its agents and employees reasonable opportunity to enter upon the Mortgaged Property for the purpose of inspecting the condition of the Mortgaged Property and determining the Mortgagor's compliance with the covenants contained in this Mortgage.

7. USE AND COMPLIANCE WITH LAW. The Mortgagor shall maintain the Mortgaged Property in a first class condition and shall not change nor suffer or permit any change in the use or character thereof without the prior written consent of the Mortgagee. The Mortgagor shall continuously occupy all of the Real Property, or cause the same to be occupied by the Mortgagor's lessees, licensees, or concessionaires. The Mortgagor shall not permit any violation of any law, by-law, ordinance, public or private restriction, regulation, order or code affecting the Mortgaged Property or the use thereof or take any action or permit any condition or activity which could invalidate any license or permit needed for the use and occupancy of the Mortgaged Property. The Mortgagor shall indemnify, defend and hold harmless the Mortgagee and each of the Mortgagee's agents, employees, successors and contractors from and against all loss, liability, damage and expense, and all costs associated with any defense of any claim with respect to any of the foregoing, including attorneys' fees and expenses, occasioned by or associated with the actual or alleged existence at the Real Property of any substance or material, the generation, handling, storage or disposal of which is regulated by any governmental requirement; provided, however, that the foregoing

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indemnity shall not apply if the loss, liability, damage or expense is a result of the act or omission by the Mortgagee, its lessees, tenants, agents, employees and independent contractors.

8. LEASES. The Mortgagor shall observe and perform all the obligations imposed upon the Mortgagor under any lease of the Real Property or any portion thereof, and shall not do or permit to be done anything which would impair the security of any such lease to the Mortgagee, nor cancel or change any terms, conditions or covenants of any lease of the Real Property or any portion thereof without the prior written consent of the Mortgagee, nor execute any lease providing for payment of rent for more than one month in advance, nor receive rent from any tenant of all or any part of the Real Property for more than one month in advance without the prior written consent of the Mortgagee. The Mortgagee agrees not to unreasonably withhold its consent to any change, cancellation of the covenants of any Lease, any change in the condition of the Premises, or concerning the execution of a Lease providing for payment of rent for more than one month in advance. The Mortgagor agrees to hold in trust for the benefit of the Mortgagee any such advance rent in excess of one month received by the Mortgagor. The Mortgagor agrees to send to the Mortgagee any notice of default given by the Mortgagor to any lessee or occupant of the Real Property and any notice of default received by the mortgagor from any tenant or other occupant of the Real Property, and to give prompt written notice to the Mortgagee of any material default on the part of any tenant or other occupant of the Real Property, whether or not the Mortgagor has given notice of such condition to the tenant or occupant in default. No tenant or occupant under any lease of the Real Property which is subordinate to this Mortgage shall be entitled to terminate such tenant's or occupant's lease without giving the Mortgagee written notice of the Mortgagor's default under such lease and, if Mortgagor fails to cure any default within the applicable grace period, if any, contained in said lease, giving Mortgagee an additional reasonable period of time to cure such default. In no event shall the Mortgagee have any liability to any tenant or occupant for any default by Mortgagor or for the return of any security deposit given to the Mortgagor and in no event shall the Mortgagee be subject to any setoff, defense or claim which any tenant or occupant may have against the Mortgagor. Any tenant or occupant of the Real Property shall, promptly after receipt of a request from the Mortgagee made at any time prior to foreclosure of this Mortgage, execute, acknowledge and deliver to the Mortgagee such instrument as the Mortgagee may reasonably request agreeing to attorn to the Mortgagee, at the election of the Mortgagee, after the foreclosure of this Mortgage.

         The Mortgagee shall have the right to subordinate this Mortgage and its rights hereunder to any lease of the Real Property or any portion thereof which is subordinate to this Mortgage, except that the Mortgagee shall be entitled to expressly exclude from such subordination the Mortgagee's rights to insurance proceeds and eminent domain awards in the event of a loss or casualty or eminent domain taking of the Mortgaged Property or any portion thereof. If the Mortgagee executes and records an instrument which purports to effect a partial or complete subordination of this Mortgage to any lease which is subordinate to this Mortgage, such lease shall not be terminated by a foreclosure of this Mortgage, but any rights of the Mortgagee to insurance proceeds or eminent domain awards which are expressly excluded from such subordination shall remain superior to the rights of the tenant under such lease.

9. CONDITIONAL ASSIGNMENT OF LEASES AND RENTS. As additional security for the obligations secured hereby, the Mortgagor hereby assigns to the Mortgagee all of the Mortgagor's rights under any and all leases or other arrangements for the use or occupancy of all or any part of the Mortgaged Property, including without limitation, the right to receive rent or other payment, provided, however, the Mortgagor shall retain the right to receive such rents and payments and exercise its other rights under such leases and other arrangements until the occurrence of an Event of Default, as defined herein, under this Mortgage. After an Event of Default, the Mortgagee shall be entitled to modify and otherwise deal with all such leases and other arrangements with the same power and discretion which the Mortgagee would have if it were the lessor thereof, and the Mortgagee shall be entitled to collect all of the rents and other payments, to collect and endorse any checks issued in the name of the Mortgagor and to apply the same to the debt secured hereby, and after foreclosure the Mortgagee shall not be liable to account to the Mortgagor for rents or other payments thereafter accruing.

10. REPORTING REQUIREMENTS. The Mortgagor shall furnish the Mortgagee, from time to time, within a reasonable time after its demand, a true and complete statement of the annual operating expenses and income of the Mortgaged Property together with a rent roll, description of leasing prospects, forecasts for income and

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expenditures, and such other information concerning the Mortgaged Property as the Mortgagee may reasonably request, and financial statements of the principal owners and any guarantors and endorsers and if requested, shall furnish such information on a periodic basis without additional requests. Such financial statements shall be prepared in accordance with generally accepted principles of accounting consistently applied, shall be in a form satisfactory to the Mortgagee, and if requested by the Mortgagee, shall be reviewed by an independent public accountant satisfactory to the Mortgagee.

11. CASUALTIES AND TAKINGS. If the Mortgaged Property or any part thereof shall be damaged or destroyed by fire or other hazard insured against, or if the Mortgaged Property or any portion thereof or interest therein shall be taken by eminent domain, the Mortgagor shall promptly give written notice thereof to the Mortgagee and promptly take such action as is required to collect any applicable insurance proceeds or any eminent domain award. No settlement on account of any loss, damage or taking shall be made without the prior written consent of the Mortgagee. If, in the Mortgagee's sole judgment, the Mortgagor is not proceeding promptly to settle such claims in a manner satisfactory to the Mortgagee, or if there has occurred an Event of Default, as defined herein, which has not been waived in writing by the Mortgagee, the Mortgagee may settle any claims with the insurers or taking authority and the Mortgagee is hereby irrevocably appointed attorney-in-fact for the Mortgagor to settle such claims and to collect and endorse any checks issued in the name of the Mortgagor. Any proceeds from insurance or wards for such taking, as the case may be, shall be paid to the Mortgagee.

The Mortgagee, in its discretion, may either apply any insurance proceeds or eminent domain award against any of the obligations secured hereby, or release all or a portion of the proceeds to the Mortgagor upon such terms and conditions as the Mortgagee deems appropriate, and apply the balance thereof, if any, to the obligation secured hereby.

12. OTHER SECURITY INTERESTS AND EQUIPMENT LEASING. The Mortgagor shall not permit, without the prior written consent of the Mortgagee, (i) the creation or continued existence, whether by voluntary action or operation of law, of any security interest in or other encumbrance on the Mortgaged Property other than the lien for unpaid real estate taxes and betterment assessments prior to the commencement of interest and penalties thereon, or (ii) the leasing of any equipment to be used by the Mortgagor at or in connection with the operation of the Mortgaged Property; provided, however, that in the case of a security interest or encumbrance created by operation of law, the Mortgagor shall be required to discharge any such encumbrance or cause the encumbrance to be bonded over within fourteen (14) days. The Mortgagor shall notify the Mortgagee promptly of the existence of and the terms of any security interest affecting any portion of the Mortgaged Property and any lease of personal property to be used by the Mortgagor at or in connection with the operation of the Real Property, whether now existing or hereafter arising, shall make all payments that become due to any secured party having any such security interest or any lessor of such equipment, and at the request of the Mortgagee shall assign to the Mortgagee all of its right, title and interest in and to any and all agreements evidencing such security interest or lease. The Mortgagor hereby grants the Mortgagee full power and authority as attorney-in-fact of the Mortgagor to make, execute, acknowledge and deliver such assignments. The Mortgagor represents that, except as previously disclosed in writing to the Mortgagee, no such security interest or lease presently exists.

         If at any time the Mortgaged Property or any portion thereof is subject to a security interest other than this Mortgage, or any equipment used by the Mortgagor at or in connection with the operation of the mortgaged Property is owned other than by the Mortgagor, the Mortgagor shall not modify, amend or fail to comply with any term or condition of such security interest or the obligations secured thereby, or any lease of such equipment, without the prior written consent of the Mortgagee. Notice is given hereby to any holder of a junior security interest in or other encumbrance on the Mortgaged Property that the Loan Documents may be amended. The holder of any such security interest or encumbrance, by accepting such security interest or encumbrance subject to this Mortgage shall be deemed to have agreed to any amendment of the Loan Documents, including without limitation any change in interest rate.

13. UCC REPRESENTATIONS. The Mortgagor warrants that the Mortgagor's principal place of business in Massachusetts is at 20 North Road, Bedford, Massachusetts, and that Mortgagor has no other place of business in Massachusetts. The Mortgagor agrees to maintain complete and accurate records listing and describing the

Personal Property and to deliver such records to the Mortgagee form time to time upon request of the Mortgagee. Without limiting any of the provisions of this Mortgage, the Mortgagor hereby grants to the Mortgagee a security interest in the Personal Property. This Mortgage shall constitute a security agreement within the meaning of the Uniform Commercial Code as enacted in Massachusetts with respect to the Personal Property and a security interest shall attach thereto and shall be vested directly in the Mortgagee to secure the obligations secured by this Mortgage. Upon the occurrence of an Event of Default, as defined herein, and at all other times, in addition to all of its other rights hereunder and t law and in equity, the Mortgagee shall have all of the rights of a secured party under the Uniform Commercial Code. The Mortgagee shall have no duty of care with respect to any part of the Mortgaged Property.

14. TRANSFERS. The Mortgagor shall not suffer or permit a change, whether effected by voluntary act or by operation of law, in the legal or direct or indirect beneficial ownership of (i) the Mortgaged Property or any portion thereof or (ii) any interest in the Mortgagor except in accordance with the terms of the Letter of Intent and Loan Agreement. The Mortgagor shall not enter into any lease or combination of leases or other arrangements which have the effect of transferring to any other person or affiliated group the right to use or occupy all or substantially all of the Real Property. The Mortgagee may, without notice to the Mortgagor, deal with the Mortgagor's successor or successors in interest with reference to this Mortgage and the debt secured hereby in the same manner as with the Mortgagor without in any way releasing, discharging or modifying the Mortgagor's liability or obligations with respect to this Mortgage or the debt secured hereby. No transfer of any interest in any part of the Mortgaged Property or interest therein shall operate to release, discharge, modify, change or affect the original liability of the Mortgagor, nor the priority of this Mortgage either in whole or in part.

15. MORTGAGEE'S RIGHT TO CURE AND EXPENSES. The Mortgagee shall be entitled, but not obligated, to cure any failure of the Mortgagor to perform its obligations under this Mortgage and to commence, intervene in or otherwise participate in any legal or equitable proceeding which in the Mortgagee's sole judgment affects the Mortgaged Property or any rights created or secured by this Mortgage or any obligation secured hereby. If the Mortgagee shall become involved in any action or course of conduct with respect to the Lot 3 Note, this Mortgage, any of the other Loan Documents, the Mortgaged Property or other security for the debt or obligations secured hereby in order to protect its interest therein or cure any default of the Mortgagor hereunder, the Mortgagor shall, on demand, reimburse the Mortgagee for all reasonable charges, costs and expenses incurred by the Mortgagee in connection therewith, including without limitation reasonable attorneys' fees and expenses, and an additional reasonable fee to compensate the Mortgagee for overhead and personnel salaries and wages attributable to undertaking such actions or conduct, together with interest thereon, from the date incurred until paid at an interest rate equal to the rate, if any, of interest specified in the Lot 3 Note to be in effect after there has been a default and the principal sum has been declared due and payable, but in no event higher than the highest rate permitted by law.

16.      EVENTS OF DEFAULT. Each of the following shall constitute an Event of
Default:

         (a) failure to pay interest or principal within the applicable grace period, if any, on the Lot 3 Note in accordance with their respective terms;

         (b) breach of the covenants, conditions or agreements in any Loan Document or in any other mortgage, debt or obligation of or from the Mortgagor to the Mortgagee or in any other mortgage or instrument which constitutes a lien on all or any part of the Mortgaged Property, in each case, if it remains uncured after the expiration of any applicable grace period;

         (c) breach of any covenant contained in the Sections herein entitled "Insurance", "Other Security Interests and Equipment Leasing" and "Transfers";

         (d) breach of any other covenant, condition or agreement contained in this Mortgage remaining uncured for a period in excess of fifteen (15) days; provided that in the case of any breach which is susceptible to cure but cannot be cured within thirty (30) days through the exercise of reasonable diligence, so long as the Mortgagor commences such cure within thirty (30) days, such breach remains susceptible to cure, and the Mortgagor diligently pursues such cure, such breach shall not be deemed to create an Event of Default hereunder;

         (e) failure of the Mortgagor to cause to be dismissed any proceeding against the Mortgagor, and if applicable, any holder of a general partnership interest in the Mortgagor, any guarantor of any of the Mortgagor's obligations or any endorser of the Lot 3 Note (the Mortgagor and if applicable any such general partner, guarantor or endorser shall each be an "Obligor") under any law relating to bankruptcy, reorganization, insolvency or relief of debtors, within thirty (30) days from the date on which it is filed or instituted, or the filing or other institution of a proceeding by any Obligor under any such law; provided that the Mortgagor commences dismissal efforts within said thirty (30) days and the Mortgagor thereafter diligently pursues such dismissal, such breach shall not be deemed to create an Event of Default until a total of ninety (90) days from the date on which it is filed or instituted has passed.

         (f) death of any Obligor who is an individual excepting only the death of a Trustee of any obligor, the liquidation, termination, dissolution, merger or consolidation of any Obligor which is not an individual, the insolvency of any Obligor or the inability of any Obligor to pay such Obligor's debts when due;

         (g) material inaccuracy when made of any statement, representation or warranty made by the Mortgagor to the Mortgagee in this Mortgage or in any Loan Document; and

         (h) breach of the Statutory Condition.

         If an Event of Default shall occur, then, at the option of the Mortgagee, without any further notice to the Mortgagor, the entire debt secured hereby, shall be due and payable, and the Mortgagee shall have the STATUTORY POWER OF SALE and shall be entitled to exercise any and all other rights and remedies contained herein or in any of the Loan Documents or available at law, including all rights and remedies available to a secured party under the Uniform Commercial Code. The Mortgagor agrees that the requirement of the Uniform Commercial Code with respect to personal property that a secured party give a debtor reasonable notice of any proposed sale or disposition of the collateral shall be met if such notice is given to the Mortgagor at least five (5) days before the time of such sale or disposition.

17. APPLICATION OF DEPOSITS AFTER DEFAULT. If the Mortgagor shall default in the performance or observance of any covenant or agreement herein or contained in the Lot 3 Note, the Mortgagee may apply toward the debt secured hereby any deposit, payment or any sum due from the Mortgagee to the Mortgagor without first enforcing any other rights of the Mortgagee against the Mortgagor or against the Mortgaged Property.

18. SEPARATE FORECLOSURE SALES AND WAIVER OF MARSHALING. The Mortgagee may, in the exercise of the power of sale herein given, sell the Mortgaged Property and other security in parts or parcels. Such sale may be held form time to time by public or private sale and the power shall not be fully executed until all of the Mortgaged Property and said other security not previously sold shall have been sold. If surplus proceeds are realized from a foreclosure sale, the Mortgagee shall not be liable for any interest thereon pending distribution of such proceeds by the Mortgagee. Any separate items of property sold together for a single price may be accounted for in one account without distinction between the items of security or without assigning to them any proportion of such proceeds. The Mortgagor hereby waives the application of any doctrine of marshaling of assets.

19. COLLECTION OF ACCOUNTS. The Mortgagee may communicate with account debtors in order to verify the existence, amount and terms of any accounts or contract rights and to notify account debtors of the Mortgagee's security interest in their accounts. When requested by the Mortgagee, the Mortgagor shall notify account debtors and indicate on all billings that payments are, when requested by the Mortgagee, to be made directly to the Mortgagee. After an Event of Default, the Mortgagee may require that payments on accounts be made directly to the Mortgagee and shall have full power to collect, compromise, endorse, sell or otherwise deal with the accounts or proceeds thereof and to perform the terms of any contract in order to create accounts in the Mortgagee's name or in the name of the Mortgagor with respect to the business conducted at the Real Property.

20. FURTHER ASSURANCES. The Mortgagor agrees to execute and cause to be filed or recorded, and hereby appoints the Mortgagee its duly authorized attorney-in-fact, with full power of substitution and with authority to execute, file and record on behalf of the Mortgagor, all instruments from time to time deemed by the Mortgagee to be necessary or appropriate to evidence further the obligations of the Mortgagor pursuant to this Mortgage or secured by this Mortgage, or to secure further to the Mortgagee the security intended to be provided by this Mortgage, provided that the Mortgagee provides the Mortgagor with not less than five (5) days' prior written notice before signing any instrument as attorney-in-fact.


21. NOTICES. Any notice, demand or other communication under this Mortgage shall be in writing and shall be deemed to be delivered on the earlier of (i) the date received, or (ii) the date of delivery, refusal, or non-delivery indicated on the return receipt, if deposited in a United States Postal Service depository, postage prepaid, sent registered or certified mail, return receipt requested, by hand delivery or by reputable overnight courier, in each case addressed to the party to receive the same at the address of such party set forth at the beginning of this Mortgage, or at such other address as may be designated in a notice delivered or mailed as herein provided.

22. WAIVERS. No course of dealing by the Mortgagee and no forbearance on the part of the Mortgagee or extension of the time for the payment of the debt secured hereby or any other indulgence given by the Mortgagee shall operate to release, discharge, modify, change or affect the original liability of the Mortgagor nor affect the Mortgagee's rights later to take such action with respect thereto, and no waiver as to any one default shall affect the Mortgagee's rights as to any other default.

23. ESTOPPEL CERTIFICATE. Within ten (10) days after any request by the Mortgagee, the Mortgagor will furnish a duly acknowledged, estoppel certificate stating the amount of the debt secured by this Mortgage, either that no offsets or defenses exist against the indebtedness secured by this Mortgage or if such offsets or defenses are alleged to exist the nature and extent thereof, and such other matters concerning any Obligor or the Mortgaged Property as the Mortgagee may reasonably request.

24. INTERPRETATION AND BINDING EFFECT. This Mortgage shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall take effect as an instrument under seal. In case any provision of the Lot 3 Note, this Mortgage, or any instrument executed by any person or organization in connection therewith shall be found unenforceable or invalid for any reason, such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable, such provision shall be deemed deleted from this Mortgage or such other instrument and the remainder of this Mortgage or other such instrument shall remain binding on the Mortgagor and otherwise of full force and effect. The word "Mortgagor" as used herein means the Mortgagor named herein, whether one or several, and also means any subsequent owner or owners of all or any part of the Mortgaged Property. All of the covenants and agreements of the Mortgagor herein contained shall be binding upon the Mortgagor, its heirs, executors, administrators, successors and assigns and shall be joint and several if more than one person constitute the Mortgagor. The word "Mortgagee" as used herein means the Mortgagee named herein and any subsequent holder or holders of this Mortgage.

25. LIMITATION OF LIABILITY. The Mortgagee agrees that, except as otherwise provided in any guarantee of the Lot 3 Note or the Loan Documents, it shall proceed only against the Mortgaged Property and any other collateral given to secure the Lot 3 Note and that neither the Mortgagor nor any trustee or beneficiary of Mortgagor shall be personally liable for any amounts due under the Lot 3 Note or under the other Loan Documents for the payment of any monetary obligation of the Mortgagor to the Mortgagee or for any deficiency which may arise upon a foreclosure of this Mortgage or the liquidation of other collateral given to secure the Lot 3 Note, provided that this provision shall not diminish in any way the powers of the Mortgagee to foreclose this Mortgage and to exercise its rights under the Loan Documents and at law in the event of default; provided further that Mortgagor and Mortgagor's trustees and beneficiaries shall be personally liable to the Mortgagee, to the same extent as they would have been liable absent the foregoing: (a) for fraud or willful misrepresentations; or (b) for the retention of any rental or other sum, not applied to expenses of the Mortgaged Property which are actually paid to bona fide third parties, with respect to the Mortgaged Property received at any time after the earlier of (i) the acceleration of the Lot 3 Note, (ii) a default by the Mortgagor under any of the Loan Documents which is not cured within the applicable grace period, or
(iii) if notice of default is required under the Loan Documents, the date such notice is deemed to be delivered to the Mortgagor; or (c) if the Mortgagor or any successor entity files a petition for reorganization or liquidation or for protection from creditors under the United States Bankruptcy Code or any similar state law.

26.      MISCELLANEOUS.

         (a) Any person or entity taking a junior mortgage or other lien on the Mortgaged Property or interest therein, shall take said lien subject to the rights of the Mortgagee herein to amend, modify and supplement this Mortgage, the Lot 3 Note, and the Loan Documents and to vary the rate of interest and the method of computing the same, and to impose additional fees and other charges and to extend the maturity of said indebtedness, and to grant partial releases of the lien of this Mortgage in each and every case without obtaining the consent of the holder of such junior lien and without the lien of this Mortgage losing its priority over the rights of any such junior lien. Nothing contained in this section, however, shall be construed as waiving any provision contained herein which provides, among other things, that it shall constitute an Event of Default if the Mortgaged Property is sold, conveyed or otherwise encumbered.

         (b) Neither this Mortgage nor any other Loan Document may be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of the Mortgagor or the Mortgagee, but only an agreement in writing and signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought and any oral modification, amendment, waiver, extension, change, discharge or termination of any provision of this Mortgage by a representative of any party shall be without authority and of no force and effect.

         (c) Headings in this Mortgage are for convenience and reference only and the words and phrases contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of any of the provisions herein.

         (d) To the extent permitted by applicable law, the Mortgagor hereby consents to waiver of trial by jury and the Mortgagor authorizes and empowers the Mortgagee in the name, place and stead of the Mortgagor to file this Mortgage with the Clerk or Judge of any court of competent jurisdiction as a statutory written consent to waiver of trial by jury.

         (e) In the event of the passage of any law or the issuance of any judicial decision or regulation deducting from the value of the Real Property for the purpose of taxation, any lien or charge thereon or changing in any way the taxation of deeds of trust, mortgages or other debts secured by the Real Property, so as to impose a tax lien or charge thereon or changing in any way the taxation of deeds of trust, mortgages or other debts secured by the Real Property, so as to impose a tax, either directly or indirectly, on this Mortgage or any other Loan Document, or if the Mortgagor shall not be permitted by applicable law to pay any Imposition or the payment of any Imposition would violate any applicable usury law, at the option of the Mortgagee, the indebtedness secured by this Mortgage shall become due and payable upon the date(s) specified in a written notice given by the Mortgagee to the Mortgagor, which date(s) shall be at least thirty (30) days after the date of such notice, unless the Mortgagor shall be permitted in accordance with law to, and shall actually, pay such Imposition or any other amounts becoming due in connection with this Mortgage or from the Mortgagee as a result of any of the foregoing in accordance with all applicable laws.

         (f) The Mortgagor shall promptly notify the Mortgagee: (i) if the Mortgagor learns of the occurrence of a default under any of the Loan Documents; or (ii) if the Mortgagor is aware of any other event of condition having a material adverse effect on the Mortgagor or the Mortgaged Property. Any such notice shall be given in writing in accordance with the provisions of Section 21 above and shall contain a detailed statement by the Mortgagor of the steps being taken to cure such default or to remedy the event or condition having a material adverse effect on the Mortgagor or the Mortgaged Property.

         (g) For purposes of this Mortgage, the singular shall include the plural and vice versa, and each of the neuter, female and male genders shall include each of the others.

Executed as an instrument under seal as of the date first above written.

                                        Mortgagor:

                                        /s/ William J. Callahan, Trustee
                                        ----------------------------------------
                                        William J. Callahan, Trustee
                                        as aforesaid and not individually

                                        /s/ William J. Callahan Jr., Trustee
                                        ----------------------------------------
                                        William J. Callahan, Jr. Trustee
                                        as aforesaid and not individually



                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss                                                      May  29, 1997


         Then personally appeared the above-named William J. Callahan and William J. Callahan, Jr., Trustees of the Andover Park Realty Trust and acknowledged the foregoing instrument to be their free act and deed as Trustees of aforesaid, before me,


                                        /s/ Mark S. Raffa
                                        ----------------------------------------
                                                         , Notary Public
                                        My Commission Expires: 6/23/2000

                                    EXHIBIT A


         Lot 3, as shown on the plan entitled "`Woodland Park' a subdivision in Andover, Mass," dated February 23, 1987, Owner: Andover Park Realty Trust, by BSC - Bedford and John G. Crow Assoc., Inc., Peter S. Swanson, recorded with the Essex County (North District) Registry of Deeds on May 26, 1987 as Plan No. 10726; together with the right to use, in common with others, the entire length of Federal Street for all purposes for which public streets may be used in the Town of Andover.